EXHIBIT 10.14a


                          FIRST AMENDMENT TO AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT


         This FIRST AMENDMENT, made as of the 1st day of February, 1998, to the Amended and Restated Employment Agreement, made as of the 1st day of January, 1988, and amended as of July 23, 1990, June 1, 1995 and March 1, 1997, (the "Agreement") between THE UNITED ILLUMINATING COMPANY, a Connecticut corporation (the "Company") and Robert L. Fiscus, an individual (the "Executive"),

                                WITNESSETH THAT:

     (1) The Company and the Executive hereby agree to amend the Agreement as set forth in sections (2) and (3) below:

     (2) By deleting the final sentence of Section (4)(b) in its entirety.

     (3) By inserting, following the second sentence of Section (4)(f), the following sentence: "For purposes of this Agreement, Total Compensation is defined as the sum of the Executive's Base Salary and any amount paid or payable to the Executive pursuant to the Company's annual Executive Incentive Compensation Program."

     (4) All the terms and conditions of the Agreement, as amended hereby are and shall remain in full force and effect.

     (5) This First Amendment to the Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the day and year first above written.

THE UNITED ILLUMINATING COMPANY

                                                    ATTEST:

By        /s/ Richard J. Grossi
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         Its Chairman of the
         Board of Directors and
         Chief Executive Officer
                                                         /s/ Kurt Mohlman
                                                    ----------------------------
                                                             Treasurer and
          /s/ Robert L. Fiscus                               Secretary
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             Robert L. Fiscus